UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):          September 13, 2006


                          TRINITY LEARNING CORPORATION
                   __________________________________________
             (Exact name of registrant as specified in its charter)

             Utah                 0-8924                         73-0981865
    _____________________     _____________                     ______________
(State or other jurisdiction   (Commission                    (I.R.S. Employer
      of incorporation)        File Number)                  Identification No.)

         4101 International Parkway  Carrollton, Texas         75007
             _________________________________              ___________
          (Address of principal executive offices)          (Zip Code)


   Registrant's telephone number, including area code:          (972) 309-4000

                                 Not Applicable
                 ______________________________________________
           Former name or former address, if changed since last report

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

On September 13, 2006, the Board of Directors of Trinity Learning Corporation, a Utah corporation (the "Company") appointed David B. Batstone as a director of the Company. There are no understandings or arrangements between Mr. Batstone and any other person pursuant to which Mr. Batstone was selected as a director. Mr. Batstone presently does not serve on any Company committee. Mr. Batstone may be appointed to serve as a member of a committee although there are no plans to appoint him to a committee as of the date hereof. Mr. Batstone does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, with the exception of the advisory agreement entered into on July 15, 2002, by and between the Company and Mr. Batstone pursuant to which Mr. Batstone provided consulting services to the Company for a total consideration of 50,000 warrants exercisable at $0.05 per share, Mr. Batstone has not entered into a transaction, nor was there any proposed transaction between Mr. Batstone and the Company at any time during the past 2 years. Mr. Batstone has also not previously served on the board of directors of any reporting companies.

DAVID  BATSTONE,  48.

     David B. Batstone was appointed as a member of our Board of Directors on September 13, 2006. Prior to joining the Company's Board, David Batstone has been a fully tenured Professor at the University of San Francisco from fall of 1994 to the present date. He also has served as President of Right Reality, a publishing and consulting firm since he founded the company in September 2004. He currently serves as the Senior Editor of Worthwhile magazine - a post he has held since the fall of 2004 - and Editor-at-Large of Sojourners magazine - a post he had held since the fall of 2001. In the fall of 1998 David Batstone was part of the founding team that launched Business 2.0 magazine, and served on the executive editorial team until he departed in fall of 2000. In 2000 and 2001
David Batstone was a managing partner in the investment banking firm, NetCatalyst. He received his B.A. from Westmont College in Santa Barbara, CA in May, 1980; his M. Div. from the Pacific School of Religion in Berkeley in May, 1984; his Ph.D. from the Graduate Theological Union/University of California Berkeley in May 1989.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  statements  of  business  acquired.

     Not  applicable

(b)  Pro  forma  financial  information.

     Not  applicable

(c)  Shell  company  transactions.

     Not  applicable

(d)  Index  of  Exhibits.

Not  applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Trinity Learning Corporation

September  19,  2006

                      By:  /s/  Patrick  R.  Quinn
                           -----------------------
                    Name:  Patrick  R.  Quinn
                    Title: Chief  Financial  Officer

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